UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2011

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
On August 24, 2011, the Company was notified that Jeff Combs has resigned from the Board of Directors due to the fact that the Company does not currently have the funds to obtain D&O Insurance.  Mr. Combs was elected on April 9, 2011 and was to begin servicing as a director on September 1, 2011.  Mr. Combs may be re-nominated  for the position of Director and, subject to shareholder approval, serve as a director once the Company obtains D&O Insurance.

(b)
On August 24, 2011, the Company was notified that Josh Brinen has resigned from the Board of Directors due to the fact that the Company does not currently have the funds to obtain D&O Insurance.  Mr. Brinen was elected on April 9, 2011 and was to begin servicing as a director on September 1, 2011.  Mr. Brinen may be re-nominated  for the position of Director and, subject to shareholder approval, serve as a director once the Company obtains D&O Insurance.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company has cancelled the shareholder meeting scheduled for August 31, 2011.

Item 8.01	Other Events

The Company has ceased its test mining production  (or "bulk sampling activities") in Peru. The Company's test mining production  was being conduct through physical labor.  The Company has determined from its initial test mining production samples that an investment in heavy equipment, such as a excavator and  wash plant, is warranted based on our internal sampling results.  Our sampling indicates that "Gorilla" has the potential for high levels of gold on the property.  The Company believes further testing is warranted once it acquires the necessary heavy equipment.

Forward-Looking Statements

Certain statements in this Report represent the current expectations, plans or forecasts of The Graystone Company and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements speak only as of the date they are made, and The Graystone Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond The Graystone Company's control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

The Graystone Company, Inc.

Dated: August 29, 2011	By:	/s/ Joseph Mezey
Joseph Mezey
CFO